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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 14, 1998


                              VERSANT CORPORATION
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             (Exact name of Registrant as specified in its charter)


                                   CALIFORNIA
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                 (State or other jurisdiction of incorporation)


    0-28540                                                      94-3079392
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  (Commission                                                  (IRS Employer
  File Number)                                              (Identification No.)


          6539 Dumbarton Circle, Fremont, CA                     94555
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         (Address of principal executive offices)            (Zip Code)

                                 (510) 789-1500
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              (Registrant's telephone number, including area code)

                     VERSANT OBJECT TECHNOLOGY CORPORATION
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         Change of Corporate Name
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         On July 14, 1998, the Company changed its name from Versant Object
Technology Corporation to Versant Corporation.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 VERSANT CORPORATION


Date: July 29, 1998             By:  /s/ GARY RHEA
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                                     Gary Rhea
                                     Vice President - Finance and Administration